UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________


                                    FORM 8-K

                               __________________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 16, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


                DELAWARE                           001-31256                          52-2103926
      (State or other jurisdiction                                                 (I.R.S. employer
            of incorporation)               (Commission file number)             identification no.)

      102 SOUTH WYNSTONE PARK DRIVE
       NORTH BARRINGTON, ILLINOIS                                                       60010
(Address of principal executive offices)                                              (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The Board of Directors of Clark, Inc. (the "Company") amended the Clark Consulting Deferred Compensation Plan (the "Plan"), effective as of September 17, 2004. The principal purpose of the amendment is to require that, with respect to the portion of a participant's account under the Plan that is allocated to the Company stock measurement fund, distributions shall be made in shares of Company stock rather than cash. Furthermore, amounts allocated to the Company stock measurement fund may not be re-allocated to any other measurement fund under the Plan.

         A copy of the Plan, as amended, is attached as Exhibit 10.1 to this Form 8-K.

ITEM 8.01  OTHER EVENTS.

         On September 16, 2004, the Company issued a press release announcing that it has implemented a reduction in its workforce. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CLARK, INC.


Date:  September 21, 2004                            By: /s/ Jeffrey W. Lemajeur
                                                         -----------------------
                                                         Jeffrey W. Lemajeur
                                                         Chief Financial Officer


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                               INDEX TO EXHIBITS

Exhibit
-------

  10.1 Clark Consulting Deferred Compensation Plan, as amended, as of September 17, 2004.

  99.1         Press release dated September 16, 2004.


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